Indemnifications	12 Months Ended
Dec. 31, 2013
Indemnifications
Note 15.	Indemnifications

In the normal course of business, APAM enters into agreements that include indemnities in favor of third parties. Holdings has also agreed to indemnify APAM as its general partner, AIC as its former general partner, the directors and officers of APAM and AIC, the members of its former Advisory Committee, and its partners, employees and agents. Holdings’ subsidiaries may also have similar agreements to indemnify their respective general partner(s), directors and officers of their general partner(s), partners, members, employees, and agents. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against us that have not yet occurred. APAM maintains insurance policies that may provide coverage against certain claims under these indemnities.